SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]             FILED BY A PARTY OTHER THAN THE
                                        REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        Managed Sectors Variable Account
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:

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

SUN LIFE ASSURANCE COMPANY                One Sun Life Executive Park
OF CANADA (U.S.)                          Wellesley Hills, Massachusetts 02481
                                          Tel. (617) 237-6030


                                                              February 2, 2001

Dear Owners and Payees:

     A meeting of owners of and payees under annuity contracts issued by Sun Life Assurance Company of Canada (U.S.) in connection with Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account will be held at the offices of Massachusetts Financial Services Company, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on March 22, 2001, at 10:00 a.m. local time.

     As a unitholder in one or more of the Accounts listed above, you will be asked to vote on several proposals, including the election of Managers, amending or removing certain investment restrictions and ratifying the selection of accountants.

     These proposals are detailed in the enclosed Notice of Special Meeting of Unitholders and Proxy Statement dated February 2, 2001. Please vote by signing and returning the enclosed proxy card or by following the enclosed instructions to vote via telephone or over the internet.

     The Accounts are using Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, to assist unitholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

     YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR OVER THE INTERNET.

                                            Sincerely,

                                            C. James Prieur

                                            President

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                     CAPITAL APPRECIATION VARIABLE ACCOUNT
                      GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                          HIGH YIELD VARIABLE ACCOUNT
                        MANAGED SECTORS VARIABLE ACCOUNT
                         MONEY MARKET VARIABLE ACCOUNT
                         TOTAL RETURN VARIABLE ACCOUNT

                          ONE SUN LIFE EXECUTIVE PARK
                      WELLESLEY HILLS, MASSACHUSETTS 02181

                   NOTICE OF SPECIAL MEETINGS OF UNITHOLDERS

                          TO BE HELD ON MARCH 22, 2001

Special Meetings of Owners of and Payees under annuity contracts issued by Sun Life Assurance Company of Canada (U.S.) in connection with each Account named above will be held at the offices of Massachusetts Financial Services Company, 500 Boylston Street, 24th Floor, Boston, Massachusetts, at 10:00 a.m. on Thursday, March 22, 2001, for the following purposes:

ITEM 1. To elect a Board of Managers of each Account.

ITEM 2. To amend, remove or add certain fundamental investment policies for each Account.

ITEM 3. To change each Account's investment objective from fundamental to non-fundamental.

ITEM 4. To ratify the selection of Deloitte & Touche LLP as the independent public accountants of each Account for the fiscal year ending December 31, 2001.

ITEM 5. To transact such other business as may properly come before the Meetings and any adjournments thereof.

YOUR MANAGERS RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE MEMBERS OF THE BOARDS OF MANAGERS AND IN FAVOR OF ALL ITEMS.

Unitholders of record on January 23, 2001 are entitled to vote at the Special Meetings and at any adjournments thereof.

                                                  C. James Prieur, President
February 2, 2001

YOUR VOTE IS IMPORTANT. We would appreciate your promptly voting, signing and returning the enclosed proxy, which will help in avoiding the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is intended for your convenience. You may also vote your proxy by telephone or internet. For instructions on how to vote via telephone or internet, please refer to the outside cover of this proxy statement.

PLEASE NOTE:
IF YOU ARE A UNITHOLDER IN MORE THAN ONE ACCOUNT, YOU wILL RECEIVE A SEPARATE PROXY STATEMENT AND PROXY CARD FOR EACH ACCOUNT. PLEASE BE SURE TO EXECUTE AND RETuRN ALL PROXY CARDS WHICH YOU RECEIVE IN ORDER TO BE REPRESENTED AT THE MEETINGS.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                                PROXY STATEMENT

                     CAPITAL APPRECIATION VARIABLE ACCOUNT
                      GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                          HIGH YIELD VARIABLE ACCOUNT
                        MANAGED SECTORS VARIABLE ACCOUNT
                         MONEY MARKET VARIABLE ACCOUNT
                         TOTAL RETURN VARIABLE ACCOUNT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Managers of the Accounts named above to be used at Special Meetings of Owners of and Payees under annuity contracts participating in the investment experience of the Accounts ("Unitholders") to be held at 10:00 a.m. on Thursday, March 22, 2001, at the offices of Massachusetts Financial Services Company, 500 Boylston Street, 24th Floor, Boston, Massachusetts, and at any adjournments thereof. The Meetings will be held for the purposes set forth in the accompanying Notice. A separate Meeting will be held for each Account. Only Unitholders in a particular Account will be entitled to vote at the Meeting for that Account. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Accounts or delivered at the Meetings. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about February 2, 2001.

Unitholders of record at the close of business on January 23, 2001 will be entitled to notice of and to vote at the Meetings. As of January 23, 2001, the following units of each Account were outstanding:

                                      NUMBER OF UNITS
            ACCOUNT:                   OUTSTANDING:

Capital Appreciation Variable
Account                                  ________

Global Governments Variable
Account                                  ________

Government Securities Variable
Account                                  ________

High Yield Variable Account              ________

Managed Sectors Variable Account
                                         ________

Money Market Variable Account
                                         ________
Total Return Variable Account
                                         ________

On that date, all units of each Account were owned of record by Owners of and Payees under Compass 2 and Compass 3 combination fixed/variable annuity contracts issued by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") and participating in the investment experience of one or more of the Accounts.

VOTE REQUIRED:  Unitholders of each Account will vote separately on each Item.

For each Account, each nominee named in Item 1 must be elected by a plurality of the votes cast at the Meeting by Unitholders of that Account.

Approval of Items 2 and 3 for an Account requires the affirmative vote of a "majority of the outstanding voting securities" of that Account. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of "a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

Approval of Item 4 for an Account requires the affirmative vote of a majority of the votes cast at the Meeting by Unitholders of that Account.

The mailing address of the Accounts is Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. A copy of the Annual Report for the Accounts may be obtained without charge by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division, P.O. Box 1024, Boston, Massachusetts 02103, or call by telephone toll-free at 1-800-752-7215.

ITEM 1 --      TO ELECT A BOARD OF MANAGERS OF EACH ACCOUNT.

At the Meetings, Unitholders of each Account will be asked to elect a Board of Managers for that Account. The existing Boards of Managers have determined that the number of Managers for each Account shall be fixed at ten. Proxies not containing specific instructions to the contrary will be voted for election as Members of the Boards of Managers of the ten nominees listed below.

Except for Messrs. Bishop, Dulles, Steinhart, Prieur and Wright, all nominees currently serve as Managers of each Account and have served in that capacity continuously since originally elected or appointed. Messrs. Bishop, Dulles,

Steinhart, Prieur and Wright were elected by each Account's Board of Managers on January 24, 2001, subject to approval by that Account's Unitholders. They do not currently serve as Managers, but have agreed to do so if elected by Unitholders. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Boards of Managers. Messrs. Adams, Birchfield, Gutow, Horn and Phillips will continue to serve as Managers for each Account whether or not Unitholders of that Account approve Item 1.

The Accounts do not hold annual meetings of Unitholders for the purpose of electing Managers, and Managers are not elected for fixed terms. This means that each Manager will be elected to hold office until his successor is chosen and qualified.

The following table presents certain information regarding the Managers, nominees for Manager and executive officers of the Accounts, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                       NAME, POSITION WITH ACCOUNTS, AGE
                PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

SAMUEL ADAMS Manager (since 7/21/82) (born 10/19/25) Warner & Stackpole
   (Attorneys), Partner (until 1999); Kirkpatrick & Lockhart LLP, Of Counsel.

J.KERMIT BIRCHFIELD Manager (since 5/12/97) (born 1/8/40) Consultant;
   Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman; Century Partners, Inc. (investments), Managing Director; HPSC, Inc. (medical financing), Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

WILLIAM R. GUTOW Manager (since 5/12/97) (born 9/27/41) Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

DAVID D. HORN* Manager (since 4/24/86) (born 6/7/41) Retired; Sun Life
   Assurance Company of Canada, Former Senior Vice President and General Manager for the United States.

DERWYN F. PHILLIPS Manager (since 4/24/86) (born 8/31/30) Retired; The Gillette
   Company, Former Vice Chairman.

                       NAME, POSITION WITH ACCOUNTS, AGE
                PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

ROBERT C. BISHOP Nominee for Manager (born 1/13/43) Autoimmune Inc.
   (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; Bancone Equity Capital, Life Sciences Advisory Board Member.

FREDERICK H. DULLES Nominee for Manager (born 3/12/42) McFadden, Pilkington &
   Ward (law firm), Partner (April 1997 to December 1999 and since January
   2001), Of Counsel (January 2000 to November 2000); Jackson & Nash, LLP (law
   firm), Of Counsel (January 2000 to November 2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December 1996), Of Counsel (January 1997 to April 1997).

C.JAMES PRIEUR* Nominee for Manager, President (since 7/29/99) (born 4/21/51)
   Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997); Vice President of Investments, Sun Life Assurance Company of Canada (1992 to November 1997).

RONALD G. STEINHART Nominee for Manager (born 6/15/40) Private Investor; Bank
   One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director.

HAVILAND WRIGHT Nominee for Manager (born 7/21/48) Displaytech, Inc.
   (manufacturer of liquid crystal display technology), Chief Executive Officer and Director.

JAMES R. BORDEWICK, JR.** Assistant Secretary and Assistant Clerk (born 3/6/59)
   Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

STEPHEN E. CAVAN** Secretary and Clerk (born 11/6/53) Massachusetts Financial
   Services Company, Senior Vice President, General Counsel and Secretary.

JAMES O. YOST** Treasurer (born 6/12/60) Massachusetts Financial Services
   Company, Senior Vice President.

-----------------------

(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts.

All of the Managers are also Trustees of MFS/Sun Life Series Trust, a Massachusetts business trust and registered investment company. The executive officers of the Accounts hold similar offices for MFS/Sun Life Series Trust.

The following table shows the cash compensation paid to the Managers for the Accounts' most recent fiscal year.

                           MANAGER COMPENSATION TABLE
                                MANAGER FEES (1)
-----------------------------------------------------------------------------------------------
                           CAPITAL          GLOBAL        GOVERNMENT    HIGH        MANAGED
                         APPRECIATION     GOVERNMENTS     SECURITIES    YIELD       SECTORS
       MANAGER             VARIABLE        VARIABLE        VARIABLE     VARIABLE    VARIABLE
                           ACCOUNT          ACCOUNT         ACCOUNT     ACCOUNT     ACCOUNT
-----------------------------------------------------------------------------------------------
Samuel Adams             $3,183          $56              $584           $483        $854
-----------------------------------------------------------------------------------------------
J. Kermit Birchfield      3,874           68               710            588         1,040
-----------------------------------------------------------------------------------------------
William Gutow             3,598           63               660            546         965
-----------------------------------------------------------------------------------------------
David D. Horn             3,183           56               584            483         854
-----------------------------------------------------------------------------------------------
Garth Marston(3)          2,463           43               452            374         661
-----------------------------------------------------------------------------------------------
Derwyn F. Phillips        3,598           63               660            546         965
-----------------------------------------------------------------------------------------------

--------------------------------------------------------
MONEY MARKET VARIABLE    TOTAL RETURN     TOTAL FEES
       ACCOUNT             VARIABLE        FROM THE
                           ACCOUNT       ACCOUNTS AND
                                         FUND COMPLEX
                                              (2)

--------------------------------------------------------
$497                    $1,040          $ 57,500
--------------------------------------------------------
  606                     1,267           70,000
--------------------------------------------------------
  563                     1,176          135,308
--------------------------------------------------------
  497                     1,040           57,500
--------------------------------------------------------
  385                     805             44,500
--------------------------------------------------------
  563                     1,176           65,000
--------------------------------------------------------

(1)   For the year ended December 31, 2000
(2) Information provided for calendar year 2000. All Managers receiving compensation from the Accounts served as Managers or Trustees of 36 funds and registered accounts within the MFS fund complex, having aggregate net assets at December 31, 2000 of $15.9 billion, except Mr. Gutow, who served as Manager or Trustee of 64 funds and registered accounts within the MFS complex (having aggregate net assets at December 31, 2000 of approximately $22.3 billion.
(3) Mr. Marston retired as a Manager in May, 2000. He currently serves as Manager Emeritus of each Account.

Each Board of Managers has established a retirement policy providing for the retirement of all current Managers and Managers elected by Unitholders after September, 2000 at age 78 and 73, respectively, with an opportunity to serve in a non-Manager "Manager Emeritus" position for up to five years following the date of retirement. Each Board has currently fixed the compensation for the Manager Emeritus position at one-half of the annual retainer and per meeting fee paid to the Managers. Mr. Garth Marston, who retired from each Board in May, 2000, currently serves as a Manager Emeritus.

Each Board of Managers met five times during its last fiscal year. Each Board has a standing Audit Committee, currently composed of Messrs. Birchfield, Gutow and Phillips, which met two times during the Accounts' last fiscal year, to recommend auditors for the Accounts to the full Boards, to direct and approve the overall scope of the audit of the books and records of the Accounts, to review the results of that audit, to review internal control mechanisms and to receive all recommendations and explanations which the auditors of the Accounts wish to make to the Boards of Managers. Each Board has created a Nominating Committee, composed of Messrs. Birchfield, Gutow and Phillips, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committees consist only of Managers who are not "interested persons" of the Accounts as defined in the 1940 Act. The Nominating Committees would consider recommendations by Unitholders if a vacancy were to exist. Unitholders wishing to recommend Manager candidates for consideration by the Nominating Committee may do so by writing the Secretary of the applicable Account. Members of each Nominating Committee confer periodically and hold meetings as required. Each Nominating Committee met once during 2000 and selected the nominees for Manager listed above. Each Manager attended at least 75% of all Board and applicable committee meetings.

REQUIRED VOTE

Election of each nominee with respect to an Account will require a plurality of the votes cast at the Meeting by Unitholders of that Account.

THE BOARDS OF MANAGERS UNANIMOUSLY RECOMMEND THAT UNITHOLDERS OF EACH ACCOUNT VOTE FOR THE ELECTION OF EACH NOMINEE AS A MANAGeR OF THE ACCOUNT.

ITEM 2 --      TO AMEND, REMOVE OR ADD CERTAIN FUNDAMENTAL INVESTMENT POLICIES
               FOR EACH ACCOUNT.

Each Account has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without Unitholder approval. Over time, some Accounts have adopted fundamental policies to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Accounts to eliminate certain of these policies.

The Boards of Managers, together with each Account's officers and MFS, have reviewed the Accounts' current fundamental policies, and have concluded that certain policies should be eliminated or revised based on the development of new practices and changes in applicable law. In certain cases, an additional fundamental policy is required. The proposed revised policies for each Account are listed in Appendix A. At the Meetings, Unitholders of each Account will be asked to approve the revised policies for that Account and to eliminate all other fundamental policies.

The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. The Managers believe that implementing the revised policies will facilitate MFS' management of the Accounts' assets and simplify the process of monitoring compliance with investment policies.

THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE ACCOUNTS, WHICH REMAIN UNCHANGED. THE ACCOUNTS WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITh THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS. MOREOVER, THE BOARDS DO NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH THE INVESTMENT IN ANY ACCOUNT.

Each investment policy proposed to be revised, eliminated or added is discussed below. The Accounts affected by the proposed changes are listed in italics at the beginning of each section. Appendix A lists the fundamental policies that will apply to each Account if Unitholders of that Account approve this proposal. Appendix B lists each Account's current fundamental investment policies and the proposed action to be taken with respect to each policy.

A.      Borrowing

        Changes proposed for all Accounts

It is proposed that the policy concerning borrowing be changed so that each Account may borrow money only to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

Currently, each Account may borrow in an amount up to one-third of the value of its total assets to meet redemption requests. Borrowings must be unsecured, and the Accounts may not purchase any investments when borrowings are outstanding.

The 1940 Act does not require that borrowings be made solely to meet redemption requests or that borrowings be unsecured. It is possible that the Accounts' existing policies could prevent them from borrowing when it is in the best interests of Unitholders to do so. The revised policy will give the Accounts the maximum amount of flexibility to borrow permitted by applicable law. Currently, the 1940 Act permits investment companies like the Accounts to borrow money so long as there is 300% asset coverage of the borrowings. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. Of course, this law could change in the future. If the Accounts intend to borrow to any material extent, this intention will be disclosed in the Accounts' prospectus or statement of additional information.

B.      Underwriting Securities

        Changes proposed for all Accounts

It is proposed that the policy concerning underwriting securities be changed so that each Account may not underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

Currently, each Account is prohibited from underwriting securities issued by others except to the extent the Account may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities. The revised policy also provides that an Account shall not be deemed to underwrite securities by virtue of employing a master/feeder or fund-of-funds investment structure as permitted by applicable law. Utilizing these investment structures is also discussed in section K below.

C.      Real Estate, Oil and Gas, Mineral Interests, and Commodities

        Changes proposed for all Accounts

It is proposed that the policies concerning real estate, oil, gas and mineral interests, and commodities be changed so that each Account may not purchase or sell real estate (excluding securities secured by real estate and securities of companies that deal in real estate), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies, options, futures and forwards) in the ordinary course of its business. Each Account will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

As noted in Appendix B, each Account currently has separate policies regarding investment in real estate and commodities, and in oil, gas or other mineral exploration or development programs. The revised policy combines these separate policies into one.

The revised policy also clarifies that the restrictions relating to investments in real estate and commodities do not apply to investments in currencies, any type of option contract, futures contract, forward contract, securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein. If the Accounts intend to make these types of investments to any material extent, this intention will be disclosed in the Accounts' prospectus or statement of additional information.

D       Issuance of Senior Securities

        Changes proposed for all Accounts

It is proposed that the policy concerning the issuance of senior securities be changed so that each Account may issue senior securities only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.

Currently, each Account is subject to a fundamental investment policy that provides that it may not issue any senior securities except in connection with permitted borrowings. Certain technical changes are being made to this policy to clarify the circumstances in which an Account may issue senior securities, including when that issuance is permitted by the 1940 Act or any exemptive relief under the 1940 Act.

Each Account also has a fundamental policy that prevents the Account from purchasing any security on margin. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral against the loan. The staff of the SEC currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted) as opposed to borrowing from a bank (which is permitted in certain circumstances). MFS has recommended the elimination of this policy on margin transactions to provide the Accounts with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety and replaced with the policy described above relating to the issuance of senior securities.

E.      Lending of Money or Securities

        Changes proposed for all Accounts

It is proposed that the policy concerning lending money and securities be changed so that each Account may make loans only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Currently, each Account is prohibited from lending money or securities. Investments in commercial paper, debt securities and repurchase agreements are not treated as loans for purposes of these policies. The revised policy will permit each Account to make loans, whether of money or securities, so long as the transactions are permitted by applicable law. Lending securities may be a source of income to the Accounts and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, in accordance with procedures approved by the Managers of each Account, loans would be made only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the consideration which can be earned currently from securities loans justifies the attendant risk.

It is unlikely that the Accounts would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Accounts could lend money to other Accounts or to funds advised by MFS or one of its affiliates. Loans to other Accounts or MFS-advised funds would require exemptive relief from the SEC.

F.      Industry Concentration

        Changes proposed for all Accounts

Currently, the Money Market Variable Account, the High Yield Variable Account, the Capital Appreciation Variable Account and the Total Return Variable Account have concentration policies that prohibit them from investing more than 25% of their assets in any particular industry. It is proposed that the policy concerning concentration in a particular industry be changed so that each Account may not purchase any securities of an issuer of a particular industry if as a result 25% or more of that Account's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. The revised policy clarifies that this calculation is made with respect to an Account's total assets taken at market value at the time of purchase of the security in question.

The revised concentration policy for the Money Market Variable Account would not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies. The current concentration policy for the Money Market Variable Account states that the policy does not apply to certificates of deposit or securities issued or guaranteed by domestic banks. Thus, the Money Market Variable Account would be able to invest a greater percentage of its assets in non-domestic banks, bank holding companies, finance companies and utility companies than it would be able to under the current concentration policy.

The Government Securities Variable Account, the Global Governments Variable Account and the Managed Sectors Variable Account currently do not have concentration policies. It is proposed that these Accounts adopt the revised policy described in this section.

G.      Short Sales - Removal of Policy

        Removal of policy proposed for all Accounts

Currently, each Account is prohibited from making short sales of securities, except that certain Accounts may make short sales "against the box" (short sales where the Account owns or has the right to acquire at no added cost securities identical to those sold short). The 1940 Act prohibits investment companies from making short sales of securities except in accordance with SEC rules and regulations. The SEC has not adopted any rules or regulations relating to short sales, except that the staff of the SEC regards a short sale as a form of leverage and has taken positions with respect to the use of leveraging transactions. Accordingly, the Accounts' investment policy is more restrictive than applicable law. Each Account is proposing to delete this policy in its entirety in order to have the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

In a typical short sale an Account borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The Account becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Account must replace the borrowed security. Since the value of a particular security can increase without limit, an Account could potentially realize losses with respect to short sales that are not "against the box" that could be significantly greater than the value of the securities at the time they are sold short. If an Account intends to engage in short sales to any material extent, the prospectus and statement of additional information will disclose that intention.

H.      Illiquid Investments - Removal of Policy

        Removal of policy proposed for the Money Market Variable Account, the Government Securities Variable Account, the High Yield Variable Account and the Capital Appreciation Variable Account


Currently, these accounts are either prohibited from investing in securities of issuers which are not readily marketable (except for certain repurchase agreements), or may invest not more than 10% of their total assets in these securities.

These investment policies are more restrictive than the current policies of the SEC. The staff of the SEC has taken the position that if an investment company like the Accounts holds a material percentage (i.e., 10% of the net assets of a money market fund and 15% of the net assets of other types of funds) of its assets in illiquid investments, or securities that may not be sold or disposed of in the ordinary course of business at the price at which the fund values the investments, there may be a question as to the fund's ability to pay redemption proceeds on shares or units redeemed within seven days of the redemption request. The Accounts wish to remove the current investment policies in order to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic.

Of course, each Account will continue to adhere to applicable rules and policies relating to investments in illiquid securities. Current SEC policies require that a fund's ability to invest in these types of securities should be disclosed in its prospectus. The Accounts' prospectus or statement of additional information complies with this policy.

I.      Repurchase Agreements - Removal of Policy

        Removal of policy proposed for all Accounts

Currently, each Account is prohibited from entering into repurchase agreements if, as a result, more than 10% of the Account's total assets would be subject to repurchase agreements maturing in more than seven days. As described under section H. above, this policy is more restrictive than the current policy of the SEC with respect to securities that may be considered illiquid, such as repurchase agreements maturing in more than seven days. The Accounts are proposing to delete this investment policy in order to permit the Accounts the maximum flexibility with respect to their investments in repurchase agreements. Of course, each Account will continue to adhere to applicable rules and policies relating to investments in illiquid securities.

J.      Transactions with Affiliates - Removal of Policy

        Removal of policy proposed for all Accounts

Currently, each Account is prohibited from investing in securities of issuers in which any Member of the Board of Managers of the Account or the directors and officers of Sun Life of Canada (U.S.) or MFS own a certain percentage of securities This policy was required by certain state laws which no longer apply to the Accounts. It is proposed that this policy be eliminated in order to provide each Account with the maximum amount of flexibility.

If this policy is eliminated, an Account would be able to invest in the securities of any issuer without regard to ownership in that issuer by management of the Account, MFS, or Sun Life of Canada (U.S.), except to the extent prohibited by the Account's investment objective and policies and the 1940 Act. Transactions with affiliates are permitted under the 1940 Act only in limited circumstances, and MFS maintains a code of ethics to monitor affiliated transactions affecting the Account. Therefore, the Managers believe this policy is no longer necessary.

K.      Securities of other Investment Companies - Removal of Policy

        Removal of policy proposed for all Accounts

Currently, each Account is prohibited from investing in securities of other investment companies, with certain limited exceptions for certain Accounts. Also, the Accounts may not purchase securities issued by any openend investment company. This policy deals with certain anti-pyramiding concerns addressed by the 1940 Act. However, the 1940 Act permits investment companies like the Accounts to invest their assets in one or more investment companies so long as certain conditions are met. In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that the Accounts eliminate this policy. The Accounts have no current intention to invest all or substantially all of their assets in other investment companies at this time. However, the Accounts may invest a more limited amount of their assets in other investment companies in accordance with the requirements of the 1940 Act and the regulations thereunder. If the Accounts intend to invest in other investment companies to any material extent, this intention will be disclosed in the Accounts' prospectus or statement of additional information.

L.      Options - Removal of Policy

        Removal of policy proposed for all Accounts

Currently, each Account is prohibited from purchasing certain types of options. This policy was required by certain state laws which no longer apply to the Accounts. The Managers have recommended the elimination of this policy in order to provide the Accounts with the maximum amount of flexibility.

If the proposal is approved, each Account would no longer be prohibited under its fundamental policies from engaging in a variety of options transactions for hedging purposes and to increase investment return. The Managers believe that this enhanced flexibility could assist an Account in achieving its investment objective under certain market conditions. A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by an Account to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the Account. In order for a call option purchased by the Account to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the Account. If an option expires unexercised, the Account will receive nothing for its premium payment.

When an Account writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the Account takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. An Account receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability of MFS to forecast correctly interest rate and market movements. The effective use of options also depends on an Account's ability to terminate option positions at times when MFS deems it desirable to do so. There is no assurance that the Accounts will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by an Account could result in losses on an option, including the entire investment by the Account in the option.

If the Accounts intend to invest in options to any material extent, this intention will be disclosed in the Accounts' prospectus or statement of additional information.

M. Investment for the Purpose of Exercising Control of Management - Removal of Policy

        Removal of policy proposed for all Accounts

Currently, each Account is prohibited from investing for the purpose of exercising control or management of another issuer. This policy is not required by applicable laws and regulations, and in certain circumstances may unduly restrict MFS from exerting influence with the management of issuers in which a Account invests when to do so would be in the best interests of the Account and its Unitholders. For these reasons, it is proposed that this investment policy be removed for each Account.

N.      Investments in a Single Issuer - Removal of Policy

        Removal of policy proposed for all Accounts

Currently, certain Accounts are prohibited from purchasing securities of any issuer (other than U.S. Government obligations) if, as a result of such purchase, more than a particular percentage (ranging from 5% to 10% depending upon the Account) of the value of its assets would be invested in the securities of that issuer. Certain other Accounts are also prohibited from purchasing more than 10% of any class of securities of any issuer and/or from purchasing the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Account.

Under the 1940 Act, an investment company that is "diversified" may not, as to 75% of its total assets, hold more than 10% of an issuer's outstanding voting securities or invest more than 5% of its assets in any one issuer. Each Account, other than the High Yield Variable Account, the Global Governments Variable Account and the Managed Sectors Variable Account, is "diversified," and cannot elect to be treated as non-diversified without Unitholder approval. There is no intention to seek to change these Accounts from "diversified" to non-diversified status. In addition, each Account must meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. Each Account, including the High Yield Variable Account, the Global Governments

Variable Account and the Managed Sectors Variable Account, intends to meet the applicable diversification requirements to qualify as a regulated investment company for tax purposes. The investment policies that limit a diversified Account's investments in a single issuer to 5% or 10% of its assets (depending upon the Account) and that prohibit a diversified Account from purchasing more than 10% of the securities of an issuer are more restrictive than the 1940 Act requires for a diversified investment company. The Managers also believe that it is unnecessary to have fundamental policies that repeat or are more restrictive than what the 1940 Act or the Internal Revenue Code requires. Accordingly, the Accounts propose to delete these investment policies.

O.      Investments in a Particular Type of Security - Removal of Policy

        Removal of policy proposed for the Money Market Variable Account and the Government Securities Variable Account

Currently, these Accounts are prohibited from purchasing equity securities or voting securities. In addition, the Government Securities Account may not purchase certain mortgage interests if, as a result of such purchase, more than 90% of its assets would be evidenced by direct pass through mortgage certificates. The Money Market Account may not purchase local or state government securities.

The Government Securities Account is not expected to invest in equity securities or voting securities and is not expected to have more than 90% of the value of its assets evidenced by direct pass through mortgage certificates. Nevertheless, the Managers believe that having these restrictions as fundamental policies is unnecessary and may be unduly burdensome.

The Money Market Account complies with industry regulations that apply to money market funds. These regulations require that the Account's investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Account's investments (on a dollar-weighted basis) be 90 days. In addition, all of the Account's investments must be in U.S. dollar-denominated high quality securities which have been determined by MFS to present minimal credit risks. Because these regulations typically would prevent the Account from investing in equity securities and voting securities, the Managers believe that it is unnecessary to have additional fundamental policies with respect to equity securities and voting securities. In addition, the Managers believe that the Account should not be restricted from purchasing local or state government securities, although this is not expected to be the focus of the Account's investments, provided that these securities meet the high credit quality standards of the regulations applying to money market funds.

Accordingly, it is proposed that these investment policies be deleted.

REQUIRED VOTE

Approval of this Item with respect to an Account will require the affirmative vote of a "majority of the outstanding voting securities" of that Account.

THE BOARDS OF MANAGERS HAVE CONCLUDED THAT THE PROPOSAl TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES OF EACH ACCOUNT WILL BENEFIT THAT ACCOUNT AND ITS UNITHOLDERS. THE MANAGERS UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 3 --      TO CHANGE EACH ACCOUNT'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL
               TO NON-FUNDAMENTAL.

Currently, the investment objective for each Account is fundamental and may not be changed without Unitholder approval. It is proposed that the investment objective be changed to a non-fundamental policy that may be amended without Unitholder approval. The Managers have no current intention to change the Accounts' investment objective.

Permitting an Account's investment objective to be changed without Unitholder approval is consistent with current industry practice for other insurance company separate accounts. Of course, Unitholders would be notified of any future change.

REQUIRED VOTE

Approval of this Item with respect to an Account will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Account.

THE BOARDS OF MANAGERS HAVE CONCLUDED THAT THIS PROPOSaL WILL BENEFIT EACH ACCOUNT AND ITS UNITHOLDERS. THE MANAGERS UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4 --      TO RATIFY THE SELECTION OF ACCOUNTANTS OF EACH ACCOUNT.

At the Meetings, Unitholders of each Account will be asked to ratify the selection of accountants for that Account. The Managers, including a majority of the Managers who are not "interested persons" (as that term is defined in the 1940 Act) of the Accounts, have selected Deloitte & Touche LLP as independent public accountants to certify every financial statement of each Account required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending December 31, 2001. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. Deloitte & Touche LLP currently serves as the independent public accountant for each Account. Deloitte & Touche LLP has no direct or material indirect interest in any Account. Representatives of Deloitte & Touche LLP are not expected to be present at the Meetings.

REQUIRED VOTE

Approval of this proposal with respect to an Account will require the affirmative vote of a majority of the votes cast at the Meeting by Unitholders of that Account.

INVESTMENT ADVISER AND ADMINISTRATOR

Massachusetts Financial Services Company ("MFS") is the investment adviser and administrator of each Account. MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

DISTRIBUTOR

Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life of Canada (U.S.), is the general distributor of the contracts participating in the investment experience of the Accounts.

MANNER OF VOTING PROXIES

[Each Unitholder of an Account is entitled to one vote for each full unit and a fractional vote for each fractional unit for the election of Members of the Board of Managers of that Account and on each other matter with respect to that Account submitted to a vote at the Meetings.]

All proxies received by management will be voted on all matters presented at the Meetings, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Special Meetings of Unitholders and "for" any other matters deemed appropriate. With respect to each Account, the presence in person or by proxy of the holders of twenty-five percent (25%) of the total number of votes entitled to be cast at the Meeting for that Account is required to constitute a quorum at the Meeting for purposes of voting on Items 1 and 4. For Items 2 and 3, the presence in person or by proxy of the holders of more than fifty percent (50%) of the total number of votes entitled to be cast at the Meeting is required to constitute a quorum.

If a proxy is properly executed and returned and is marked with an abstention (collectively, "abstentions"), the units represented thereby will be considered to be present at the applicable Meeting for purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, abstentions will have the same effect as a vote "against" Items 2 and 3 and will have no effect on Items 1 and 4.

The costs of the proxy solicitation and expenses incurred in connection with the preparation, printing and mailing of this proxy statement and its enclosures are estimated to be $__________ and will be borne by the Accounts. In addition to the solicitation of proxies by mail, management may utilize the services of the Accounts' officers and employees of Sun Life of Canada (U.S.) and its subsidiaries and affiliates (who will receive no compensation therefor in addition to their regular remuneration) to solicit proxies personally and by telephone. The Accounts have retained Shareholder Communications Corp. to assist in soliciting proxies. The fees of such firm will be approximately $________, plus certain out-of-pocket expenses, and will be borne by the Accounts.

The Managers know of no other matters to be brought before the Meetings. If, however, because of any unexpected occurrence, any other matters properly come before the Meetings, it is the Managers' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

You may vote your proxy by telephone or internet. For instructions on how to vote via telephone or internet, please refer to the outside cover of this proxy statement.

INTERESTS OF CERTAIN PERSONS

As of December 31, 2000, no Manager or officer owned units of the Accounts.

As of December 31, 2000, to the best knowledge of the Accounts, no person or entity beneficially owned 5% or more of the outstanding units of the Accounts.

SUBMISSION OF PROPOSALS

The Accounts are not required to hold annual meetings of Unitholders. However, meetings of Unitholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of Unitholders which are intended to be presented at future Unitholders' meetings must be received by the Accounts a reasonable time prior to the Accounts' solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meetings are not received by March 22, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meetings to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the units present in person or by proxy at the session of the Meetings to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjournment session will be borne by the Accounts.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

February 2, 2001

                                                                 APPENDIX A

                        FUNDAMENTAL POLICIES TO APPLY TO
                     EACH ACCOUNT UPON UNITHOLDER APPROVAL


An Account may not:

(1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

(4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

                                                                  APPENDIX B

                  CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                          PROPOSED ACTION TO BE TAKEN

                 CAPITAL APPRECIATION VARIABLE ACCOUNT ("CAVA")
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT ("GGVA")
                GOVERNMENT SECURITIES VARIABLE ACCOUNT ("GSVA")
                      HIGH YIELD VARIABLE ACCOUNT ("HYVA")
                   MANAGED SECTORS VARIABLE ACCOUNT ("MSVA")
                     MONEY MARKET VARIABLE ACCOUNT ("MMVA")
                     TOTAL RETURN VARIABLE ACCOUNT ("TRVA")

1.      INVESTMENT POLICIES THAT APPLY TO ALL ACCOUNTS

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED FUNDAMENTAL POLICY OR
                                               PROPOSED REMOVAL OF POLICY
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
The Accounts may not:
-----------------------------------------------------------------------------
(1) Enter into repurchase agreements if,       It is proposed that this
as a result of such agreement, more than       fundamental policy be removed.
10% of the Account's total assets valued at
the time of the transaction would be subject
to repurchase agreements maturing in more
than seven days.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2) Lend money or securities, provided that    Make Loans: An Account may not
the making of time or demand deposits with     make loans except to the extent
banks and the purchase of debt securities      not prohibited by the 1940 Act
such as bonds, debentures, commercial paper,   and exemptive orders granted
repurchase agreements and shortterm            under such Act.
obligations in accordance with its
objectives and policies are not prohibited;
and provided that this shall not prohibit
GGVA and TRVA from lending securities in
accordance with their objectives and
policies; and provided that this shall not
prevent MSVA from purchasing convertible
debt instruments consistent with its
investment objectives. As regards HYVA,
TRVA, GGVA and MSVA, the purchase of a
portion or all of an issue of debt
securities shall not be considered the
making of a loan.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
(3) Borrow money except as a temporary         Borrow Money:  An Account may
measure for extraordinary or emergency         not borrow money except to the
purposes and then only in an amount up         extent such borrowing is not
to onethird of the value of its total          prohibited by the 1940 Act and
assets, in order to meet redemption            exemptive orders granted under
requests without immediately selling           such Act.
any portfolio securities (any such
borrowings under this section will not
be collateralized). If, for any reason,
the current value of any Account's total
assets falls below an amount equal to
three times the amount of its
indebtedness from money borrowed, the
Account will, within three business days,
reduce its indebtedness to the extent
necessary. The Accounts will not borrow
for leverage purposes. The Accounts
will not purchase any investments while
borrowings are outstanding.
---------------------------------------------- ------------------------------
---------------------------------------------- ------------------------------
(4) Make short sales of securities or          It is proposed that this
purchase any securities on margin              fundamental policy be removed.
except to obtain such short term
credits as may be necessary for the
clearance of transactions; provided
that this shall not prevent CAVA,
GSVA, GGVA, or MSVA from making
margin deposits in connection with
options, Futures Contracts, Options
on Futures Contracts, Forward
Contracts or options on foreign
currencies; and provided that this
shall not prevent TRVA or MSVA from
selling a security which it does not
own if, by virtue of its ownership
of other securities, the Account
has, at the time of sale, a right
to obtain securities without payment
of further consideration equivalent
in kind and amount to the securities
sold and provided that if such right
is conditional, the sale is made
upon the same conditions.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(5) Write, purchase or sell puts, calls or     It is proposed that this
combinations thereof; provided that this       fundamental policy be removed.
shall not prevent CAVA, GSVA, GGVA or MSVA
from writing, purchasing and selling puts,
calls or combinations thereof in accordance
with their objectives and policies; and
further provided that this shall not prevent
CAVA, GSVA, GGVA and MSVA from purchasing,
owning, holding or selling contracts for
the future delivery of securities or
currencies. Warrants and convertible
securities may be purchased and sold by
the Account; however, except as to TRVA
where the grantor of warrants is the issuer
of the underlying securities, no more than
5% of the Account's total assets may consist
of warrants and no more than 5% of the
Account's total assets may consist of
convertible securities. A warrant is a
certificate entitling the Account to
purchase a specified amount of securities
at a specified time at a specified price.
A convertible security is a bond, debenture
or preferred security which may be exchanged
by the Account for common stock or another
security. With respect to warrants, the risk
exists that the market value of the underlying
security will not exceed or equal the exercise
price at some time during the exercise period.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(6) Purchase or retain the securities of any   It is proposed that this
issuer if any of the members of the Board of   fundamental policy be removed.
policy Managers of the Account or the
directors and officers of Sun Life Assurance
Company of Canada (U.S.) or MFS own
beneficially more than onehalf of one percent
(.50%) of the securities of such issuer
and together own more than 5% of the
securities of such issuer.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(7) Invest for the purpose of exercising       It is proposed that this
control or management of another issuer.       fundamental policy be removed.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(8) Invest in commodities or commodity         Real Estate, Oil and Gas, Mineral
futures contracts or in real estate; except    Interests, Commodities:
that this shall not prevent CAVA, GSVA, GGVA   An Account may not purchase or
or MSVA from writing, selling or purchasing    sell real estate (excluding
Futures Contracts, Options on Futures          securities secured by real estate
Contracts, Forward Contracts or options on     or interest therein and
foreign currencies, or from holding or         securities of companies, such as
selling real estate or mineral leases,         real estate investment trusts,
commodities or commodity contracts acquired    which deal inreal estate or
as a result of the ownership of securities     interests therein), interests
in accordance with their investment            in oil, gas or mineral leases,
objectives and policies.                       commodities or commodity
                                               contracts (excluding currencies
                                               and any type ofoption, Futures
                                               Contracts and Forward Contracts)
                                               in the ordinary course of its
                                               business.  The Account reserves
                                               the freedom of action to hold
                                               and to sell real estate, mineral
                                               leases, commodities or commodity
                                               contracts (including currencies
                                               and any type of option, Futures
                                               Contracts and Forward Contracts)
                                               acquired as a result of the
                                               ownership of securities.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(9) Invest in oil, gas or other mineral        It is proposed that this
 exploration or development programs.          fundamental policy be removed.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(10) Purchase securities of other investment   It is proposed that this
companies; except that GSVA may purchase       fundamental policy be removed.
Governmentrelated Securities in accordance
with its investment objectives and policies;
and except, as regards TRVA, GGVA and MSVA,
by purchase in the open market where no
commission or profit to a sponsor or dealer
results from such purchase other than the
customary broker's commission, or except
when such purchase, though not made in the
open market, is part of a plan of merger
or consolidation; provided, however, that
MSVA shall not purchase the securities
of any investment company if such purchase
at the time thereof would cause more than
10% of the Account's total assets (taken
at market value) to be invested in the
securities of such issuers; and provided,
further, that the Accounts shall not
purchase securities issued by
any openend investment company.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(11) Underwrite securities issued by others    Underwrite Securities: An Account
except to the extent the Account may be        may not underwrite securities
other deemed to be an underwriter, under the   issued by other persons except
Federal securities laws, in connection with    that all or any portion of the
the disposition of portfolio securities.       assets of the Account may be
                                               invested in one or more
                                               investment companies, to the
                                               extent not prohibited by the
                                               1940 Act and exemptive orders
                                               granted under such Act, and
                                               except insofar as the Account
                                               may technically be deemed an
                                               underwriter under the Securities
                                               Act of 1933, as amended, in
                                               selling a portfolio security.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(12) Issue senior securities as defined in     Senior Securities:  An Account
the Investment Company Act of 1940 except as   may not issue any senior
permitted in restriction (3) above. For the    securities except to the
purpose of this restriction as it applies to   extent not prohibited by the 1940
CAVA, GSVA, GGVA and MSVA, collateral          Act and exemptive orders granted
arrangements with respect to options,          under such Act. For purposes of
Futures Contracts, Options on Futures          this restriction, collateral
Contracts, Forward Contracts and options on    arrangements with respect to any
foreign currencies, and collateral             type of swap, option, Forward
arrangements with respect to initial and       Contracts and Futures Contracts
variation margins are not deemed to be the     and collateral arrangements
issuance of a senior security.                 with respect to initial and
                                               variation margin are not deemed
                                               to be the issuance of a senior
                                               security.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

2.      INVESTMENT POLICIES THAT APPLY ONLY TO MMVA:

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED FUNDAMENTAL POLICY OR
                                               PROPOSED REMOVAL OF POLICY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
MMVA will operate under the general
Investment Policies described in Section 1.
In addition, MMVA will not:
-----------------------------------------------------------------------------
(1) Purchase securities of any issuer          It is proposed that this
(other than obligations of, or guaranteed      fundamental policy be removed.
by, the United States Government, its
agencies or instrumentalities) if, as a
result of such purchase, more than 5% of
the value of its assets would be invested
in securities of that issuer.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2) Purchase more than 10% of any class of     It is proposed that this
securities of any issuer (for this purpose     fundamental policy be removed.
all indebtedness of an issuer shall be
deemed a single class).
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(3) Concentrate more than 25% of the value     Industry Concentration: The
of its assets in any one industry, provided    Account may not purchase any
that the restriction shall not apply to        securities of an issuer in a
obligations issued or guaranteed by the        particular industry if as a
United States Government, its agencies or      result 25% or more of its total
instrumentalities, or certificates of          assets (taken at market value at
deposit or securities issued or guaranteed     the time of purchase) would be
by domestic banks.                             invested in securities of
                                               issuers whose principal business
                                               activities are in the same
                                               industry. This restriction shall
                                               not apply to securities or
                                               obligations issued or guaranteed
                                               by banks or bank holding
                                               companies, finance companies or
                                               utility companies.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(4) Purchase equity securities, voting         It is proposed that this
securities or local or state government        fundamental policy be removed.
securities.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(5) Invest in securities of issuers which      It is proposed that this
are not readily marketable (except for         fundamental policy be removed.
repurchase agreements).
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

3.      INVESTMENT POLICIES THAT APPLY ONLY TO HYVA:

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED FUNDAMENTAL POLICY OR
                                               PROPOSED REMOVAL OF POLICY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
HYVA will operate under the general
Investment Policies described in Section 1.
In addition, HYVA will not:
-----------------------------------------------------------------------------
(1) Purchase securities of any issuer (other   It is proposed that this
than obligations of, or guaranteed by the      fundamental policy be removed.
United States government, its agencies or
instrumentalities) if, as a result of such
purchase, more than 10% of the value of its
assets would be invested in securities of
that issuer.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2) Concentrate more than 25% of the value     Industry Concentration:  The
of its assets in any one industry.  Water,     Account may not purchase any
communications, electric and gas utilities     securities of an issuer in a
shall each be considered a seperate            particular industry if as a
industry.                                      result 25% or more of its total
                                               assets (taken at market value
                                               at the time of purchase) would
                                               be invested in securities of
                                               issuers whose principal business
                                               activities are in the same
                                               industry.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(3) Invest more than 10% of its total          It is proposed that this
assets in securities of issuers which          fundamental policy be removed.
are not readily marketable.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

4.      INVESTMENT POLICIES THAT APPLY ONLY TO CAVA:

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED FUNDAMENTAL POLICY
                                               OR PROPOSED REMOVAL OF POLICY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CAVA will operate under the general
Investment Policies described in Section 1.
In addition, CAVA will not:
-----------------------------------------------------------------------------
(1) Purchase securities of any issuer (other   It is proposed that this
than obligations of, or guaranteed by the      fundamental policy be removed.
United States government, its agencies or
instrumentalities) if, as a result of such
purchase, more than 5% of the value of its
assets would be invested in the securities
of that issuer.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2) Purchase more than 10% of any class of     It is proposed that this
securities of any issuer. All debt             fundamental policy be removed.
securities and all preferred stocks are
each considered as one class.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(3) Concentrate more than 25% of the value     Industry Concentration:  The
of its assets in any one industry.             Account may not purchase any
Water, communications, electric and gas        securities of an issuer in a
utilities shall each be considered             particular industry if as a
a separate industry.                           result 25% or more of its total
                                               assets (taken at market value
                                               at the time of purchase) would
                                               be invested in securities of
                                               issuers whose principal business
                                               activities are in the same
                                               industry.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(4) Invest more than 10% of its total assets   It is proposed that this
in securities of issuers which are not         fundamental policy be removed.
readily marketable.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

5.      INVESTMENT POLICIES THAT APPLY ONLY TO GSVA:

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED OR ADDED FUNDAMENTAL
                                               POLICY OR PROPOSED REMOVAL OF
                                               POLICY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
GSVA will operate under the general
Investment Policies described in Section 1.
In addition, GSVA will not:
-----------------------------------------------------------------------------
(1) Purchase the securities of any issuer      It is proposed that this
(other than obligations of, or guaranteed by fundamental policy be removed. the United States Government, its agencies or instrumentalities) if, as a result of
such purchase, more than 5% of the value of
its assets would be invested in securities
of that issuer.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2) Purchase more than 10% of any class of     It is proposed that this
securities of any issuer (for this purpose fundamental policy be removed. all indebtedness of an issuer shall be deemed a single class).
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(3) Purchase equity securities or voting       It is proposed that this
securities.                                    fundamental policy be removed.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(4) Purchase interests in pools of mortgages It is proposed that this fundamental evidenced by direct pass through mortgage policy be removed. certificates if, as a result of such purchase, more than 90% of the value of its
assets would be evidenced by direct pass
through mortgage certificates.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(5) Invest in securities of issuers which      It is proposed that this
are not readily marketable (except for         fundamental policy be removed.
repurchase agreements maturing in more than
seven days).
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                               It is proposed that the
                                               following fundamental policy be
                                               added: Industry Concentration:
                                               The Account may not purchase any
                                               securities of an issuer in a
                                               particular industry if as a
                                               result 25% or more of its total
                                               assets (taken at market value at
                                               the time of purchase) would be
                                               invested in securities of
                                               issuers whose principal business
                                               activities are in the same
                                               industry.
-----------------------------------------------------------------------------

6.      INVESTMENT POLICIES THAT APPLY ONLY TO TRVA:

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED FUNDAMENTAL POLICY OR
                                               PROPOSED REMOVAL OF POLICY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TRVA will operate under the general
Investment Policies described in Section 1.
In addition, TRVA will not:
-----------------------------------------------------------------------------
(1) Concentrate its investments in any         Industry Concentration:  The
particular industry, but if it is deemed       Account may not purchase any
appropriate for the attainment of its          securities of an issuer in a
investment objectives, up to 25% of its        particular industry if as a
assets, taken at market value at the           result 25% or more of its total
time of each investment, may be invested       assets (taken at market value
in any one industry.                           at the time of the purchase)
                                               would be invested in securities
                                               of issuers whose principal
                                               business activities are in the
                                               same industry.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2) Purchase the securities of any issuer      It is proposed that this
(other than obligations of, or guaranteed by   fundamental policy be removed.
the United States government, its agencies
or instrumentalities) if such purchase, at
the time thereof, would cause more than 5%
of its total assets, taken at market value,
to be invested in the securities of such
issuer.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(3) Purchase voting securities of any issuer   It is proposed that this
if such purchase, at the time thereof, would   fundamental policy be removed.
cause more than 10% of the outstanding
voting securities of such issuer to be held
by the Account, or purchase securities of
any issuer if such purchase, at the time
thereof, would cause the Account to hold
more than 10% of any class of securities of
such issuer. For this purpose, all
indebtedness of an issuer shall be deemed
a single class and all preferred stock of
an issuer shall be deemed a single class.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

7.      INVESTMENT POLICIES THAT APPLY ONLY TO GGVA:

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED OR ADDED FUNDAMENTAL
                                               POLICY OR PROPOSED REMOVAL OF
                                               POLICY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
GGVA will operate under the general
Investment Policies described in Section 1.
In addition, GGVA will not:
-----------------------------------------------------------------------------
(1) Purchase the securities of any issuer      It is proposed that this
(other than obligations of, or guaranteed by   fundamental policy be removed.
the United States government, its agencies
or instrumentalities) if such purchase, at
the time thereof, would cause more than 10%
of the voting securities of such issuer to
be held by the Account.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                               It is proposed that the
                                               following fundamental policy be
                                               added: Industry Concentration:
                                               The Account may not purchase any
                                               securities of an issuer in a
                                               particular industry if as a
                                               result 25% or more of its total
                                               assets (taken at market value at
                                               the time of purchase) would be
                                               invested in securities of
                                               issuers whose principal business
                                               activities are in the same
                                               industry.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

8.      INVESTMENT POLICIES THAT APPLY ONLY TO MSVA:

-----------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                     REVISED OR ADDED FUNDAMENTAL
                                               POLICY OR PROPOSED REMOVAL OF
                                               POLICY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
MSVA will operate under the general
Investment Policies described in Section 1.
In addition, MSVA will not:
-----------------------------------------------------------------------------
(1) Purchase the securities of any issuer      It is proposed that this
(other than obligations of, or guaranteed by   fundamental policy be removed.
the United States government, its agencies
or instrumentalities) if, as to 50% of the
Account's total assets, such purchase, at
the time thereof, would cause more than 5%
of its total assets, taken at market value,
to be invested in the securities of such
issuer.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2) Purchase voting securities of any issuer   It is proposed that this
if, as to 50% of the value of the Account's    fundamental policy be removed.
assets, such purchase, at the time thereof,
would cause more than 10% of the outstanding
voting securities of such issuer to be held
by the Account.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                               It is proposed that the
                                               following fundamental policy be
                                               added: Industry Concentration:
                                               The Account may not purchase any
                                               securities of an issuer in a
                                               particular industry if as a
                                               result 25% or more of its total
                                               assets (taken at market value at
                                               the time of purchase) would be
                                               invested in securities of
                                               issuers whose principal business
                                               activities are in the same
                                               industry.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF MANAGERS OF
                         [**NAME OF VARIABLE ACCOUNT**]
                           FOR MEETING OF UNITHOLDERS


The undersigned, revoking prior proxies, hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, C. James Prieur and James O. Yost, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meetings of Unitholders of [**Name of Variable Account**] to be held at Massachusetts Financial Services Company, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, March 22, 2001, notice of which meetings and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meetings and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF MANAGERS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 2, 3 AND 4. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.


PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name or names appear on reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE


      1. TO ELECT A BOARD OF          FOR ALL                         FOR ALL
         MANAGERS.                   NOMINEES        WITHHOLD         EXCEPT
                                        [ ]            [ ]              [ ]
         NOMINEES:

         SAMUEL ADAMS
         J. KERMIT BIRCHFIELD
         ROBERT C. BISHOP
         FREDERICK H. DULLES
         WILLIAM R. GUTOW
         DAVID D. HORN
         DERWYN F. PHILLIPS
         C. JAMES PRIEUR
         RONALD G. STEINHART
         HAVILAND WRIGHT




IF YOU DO NOT WISH YOUR UNITS VOTED "FOR"
A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT"
BOX AND STRIKE A LINE THROUGH THE NAME(S) OF
THE NOMINEE(S). YOUR UNITS WILL BE VOTED FOR
THE REMAINING NOMINEE(S).


      2. TO AMEND, REMOVE OR ADD
         CERTAIN FUNDAMENTAL
         POLICIES OF THE ACCOUNT.


                                        FOR           AGAINST         ABSTAIN
                                        [ ]             [ ]             [ ]

      3. TO CHANGE THE ACCOUNT'S
         INVESTMENT OBJECTIVE
         FROM FUNDAMENTAL TO
         NON-FUNDAMENTAL.

                                        FOR           AGAINST         ABSTAIN
                                        [ ]             [ ]             [ ]

      4. TO RATIFY THE SELECTION
         OF ACCOUNTANTS.
                                        FOR          AGAINST          ABSTAIN
                                        [ ]            [ ]              [ ]

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.     DATE
________________________  _________________________

________________________  _________________________

UNITHOLDER SIGN HERE                       CO-OWNER SIGN HERE

RECORD DATE UNITS:

___________________________________________________

Compass Variable Accounts
Proxy Information
o Capital Appreciation Variable Account
o Global Governments Variable Account
o Government Securities Variable Account
o High Yield Variable Account
o Managed Sectors Variable Account
o Money Market Variable Account
o Total Return Variable Account

The enclosed proxy statement discusses important issues affecting your annuity contract issued by Sun Life Assurance Company of Canada (U.S.) in connection with the Compass Variable Accounts. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted promptly. If you choose to vote via the internet or by phone, do not mail the proxy card. However you choose to vote, it is important that you vote to save the expense of additional solicitations.

Ways to vote:
To vote on the internet
1.  Read the proxy statement.
2.  Go to www.proxyweb.com.
3. Enter the 14 digit control number located on the top left corner of your proxy card.
4.  Follow the instructions on the site.

To vote by telephone
1.  Read the proxy statement.
2.  Call toll-free 1-888-221-0697.
3.  Enter the 14 digit control number located
    on the top left corner of your proxy card.
4   Follow the recorded instructions.

Your vote is important to us, please vote now.
Questions:
Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, has been selected to assist unitholders in the voting process.
If we have not received your proxy card as the date of the meeting approaches, SCC may call you to remind you to exercise your right to vote. If you have any questions, please call SCC toll-free at 1-877-504-5022 any business day between 9 a.m. and 11 p.m. Eastern time.

MFS Logo
500 Boylston Street
Boston, MA  02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

COMPASS-14-1/01  xM